UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2026

TopBuild Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-36870	47-3096382
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

475 North Williamson Boulevard Daytona Beach, Florida	32114
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (386) 304-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BLD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on April 18, 2026, TopBuild Corp., a Delaware corporation (“TopBuild”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with QXO, Inc., a Delaware corporation (“QXO”), Titanium MergerCo, Inc., a Delaware corporation and a wholly owned subsidiary of QXO (“Titanium Merger Sub”), and Titanium MergerCo 2, LLC, a Delaware limited liability company and a wholly owned subsidiary of QXO (“Forward Merger Sub”), pursuant to which, among other things, and subject to the satisfaction or waiver of certain customary conditions set forth therein, (i) Titanium Merger Sub will be merged with and into TopBuild (the “Titanium Merger”), with TopBuild surviving the Titanium Merger as a wholly owned subsidiary of QXO and (ii) immediately thereafter, TopBuild will be merged with and into Forward Merger Sub (the “Forward Merger” and, together with the Titanium Merger, the “Mergers”), with Forward Merger Sub surviving the Forward Merger as a wholly owned subsidiary of QXO.

In connection with the Mergers, on May 18, 2026, QXO filed a registration statement on Form S-4 (File No. 333-295973) (as amended on May 29, 2026, the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”). On May 29, 2026, the Registration Statement was declared effective by the SEC. Also on May 29, 2026, QXO and TopBuild each filed a definitive joint proxy statement/prospectus (the “Joint Proxy Statement/Prospectus”) with the SEC for the solicitation of proxies in connection with (i) the special meeting of QXO stockholders to be held on June 29, 2026 and (ii) the special meeting of TopBuild stockholders to be held on June 29, 2026, in each case, to vote upon matters necessary to complete the Mergers and the other transactions contemplated by the Merger Agreement.

A complaint has been filed in the Court of Chancery of the State of Delaware by a purported stockholder of QXO (the “Complaint”), on behalf of himself and a class of all similarly situated stockholders of QXO, styled Thompson v. QXO, Inc. et al., Case No. 2026-0757 (filed June 8, 2026), against members of the board of directors of QXO, with QXO as nominal defendant. The Complaint alleges, among other things, that the defendants breached their fiduciary duties by failing to disclose all material information necessary to allow QXO stockholders to make a fully informed decision whether to vote in favor of the Mergers. The Complaint seeks, among other things, (i) to enjoin the defendants from consummating the Mergers unless and until the defendants have acted in accordance with their fiduciary duties, (ii) to certify the proposed class and (iii) attorneys’ fees and other litigation costs. In addition, each of TopBuild and QXO has received certain ordinary course demand letters from purported stockholders of TopBuild and QXO, respectively, generally alleging omissions or misstatements in the disclosures in the Joint Proxy Statement/Prospectus and requesting that TopBuild and QXO, respectively, file corrective disclosures prior to the special meetings of TopBuild and QXO stockholders (the demand letters  are collectively referred to as the “Stockholder Letters”). Some of the Stockholder Letters mimic the allegations in the Complaint.

TopBuild and QXO deny that the Joint Proxy Statement/Prospectus is deficient in any respect. Each of TopBuild and QXO denies all the various allegations in the Complaint and the Stockholder Letters and believes no supplemental disclosure to the Joint Proxy Statement/Prospectus was or is required under applicable law, rule, or regulation. However, solely to avoid the risk of delaying or otherwise adversely affecting the consummation of the Mergers and to minimize the expense and distraction of defending any litigation arising out of the Complaint, TopBuild and QXO hereby voluntarily amend and supplement the Joint Proxy Statement/Prospectus as set forth in this Current Report on Form 8-K (this “Current Report”). Nothing in the supplemental disclosures set forth below should be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein.

It is possible that additional, similar complaints may be filed, that the complaints described above may be amended or that additional demand letters will be received by TopBuild and/or QXO. If this occurs, TopBuild does not intend to announce the filing or receipt of each additional, similar complaint or demand letter or any amended complaint unless required by law.

The board of directors of TopBuild continues to unanimously recommend that TopBuild stockholders vote “FOR” the TopBuild merger proposal, “FOR” the TopBuild compensation proposal and “FOR” the TopBuild adjournment proposal, each as defined and described in the Joint Proxy Statement/Prospectus.

* * * * * * * * * * * *

SUPPLEMENT TO JOINT PROXY STATEMENT/PROSPECTUS

The following disclosures in this Current Report supplement the disclosures contained in the Joint Proxy Statement/Prospectus and should be read in conjunction with the disclosures contained in the Joint Proxy Statement/Prospectus, which in turn should be read in its entirety. All page references are to the Joint Proxy Statement/Prospectus, and terms used below, unless otherwise defined, shall have the meanings ascribed to such terms in the Joint Proxy Statement/Prospectus.

The disclosure that is under the heading “The Mergers—Opinion of QXO’s Financial Advisor—General” is hereby supplemented by adding the underlined disclosure under that heading on page 78 of the Joint Proxy Statement/Prospectus:

During the two years preceding the date of delivery of Morgan Stanley’s written opinion, Morgan Stanley and its affiliates have received aggregate fees of between $85 million and $110 million for financial advisory and financing services provided to QXO. Morgan Stanley will also receive, or has received, customary fees from the arrangement of a senior secured term loan facility and senior notes and providing commitments in respect of a senior secured term loan facility and bridge facilities as further described in the commitment letter and related documentation, including acting as joint bookrunner and joint lead arranger in connection with the senior secured term loan facility and as joint book-running manager in connection with QXO’s offering of senior notes on June 4, 2026.  Morgan Stanley will also receive fees from acting as dealer manager and solicitation agent in connection with QXO’s announced tender offers and consent solicitations for outstanding senior notes of TopBuild on May 29, 2026.  QXO estimates that Morgan Stanley and its affiliates will receive in the aggregate between $19 and $21 million in fees, plus reimbursement of expenses, in connection with such bridge facilities, senior secured term loan facility, note issuances and tender offers and consent solicitations. Morgan Stanley is also a lender under a QXO credit facility. During the two years preceding the date of delivery of Morgan Stanley’s written opinion, Morgan Stanley and its affiliates have not received any fees from TopBuild for the rendering of financial advisory or financing services. Morgan Stanley may also seek to provide financial advisory and financing services to QXO and TopBuild and their respective affiliates in the future and would expect to receive customary fees for the rendering of these services.

Cautionary Statement Regarding Forward-Looking Information

This communication contains forward-looking statements. Statements that are not historical facts, including statements about beliefs, expectations, targets or goals, the expected timing of the closing of the proposed acquisition, the anticipated benefits of the proposed acquisition, including synergies, and expected future financial position, total addressable market, positions in building product verticals and results of operations, are forward-looking statements. These statements are based on plans, estimates, expectations and/or goals at the time the statements are made, and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should,” “expect,” “opportunity,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “target,” “goal,” or “continue,” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties and readers are cautioned that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statements. Factors that could cause actual results to differ materially from those described herein include, among others: (i) the risk that the proposed acquisition of TopBuild may not be completed on the anticipated terms in a timely manner or at all; (ii) the failure to satisfy any of the conditions to the consummation of the proposed acquisition, including the risk that the required stockholder approvals may not be obtained; (iii) the effect of the pendency of the proposed acquisition on each of QXO’s and TopBuild’s business relationships with employees, customers, or suppliers, or on operating results or the businesses generally; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the acquisition agreement for TopBuild, including circumstances that require the payment of a termination fee; (v) the possibility that the proposed acquisition may be more expensive to complete than anticipated, including as a result of unexpected factors or events, significant transaction costs or unknown liabilities; (vi) potential litigation and/or regulatory action relating to the proposed acquisition; (vii) the risk that the anticipated benefits of the proposed acquisition may not be fully realized or may take longer to realize than expected; (viii) the impacts of legislative, regulatory, economic, competitive or technological changes; (ix) QXO’s ability to finance the proposed acquisition; (x) unknown liabilities and uncertainties regarding general economic, market sector, competitive, legal, regulatory, tax and geopolitical conditions; and (xi) those risks and uncertainties set forth in QXO’s and TopBuild’s filings with the Securities and Exchange Commission (the “SEC”), including each company’s Annual Report on Form 10-K for the year ended December 31, 2025 and any subsequent Quarterly Reports on Form 10-Q. Forward-looking statements should not be relied on as predictions of future events, and these statements are not guarantees of performance or results. Forward-looking statements herein speak only as of the date each statement is made. Neither QXO nor TopBuild undertakes any obligation to update any of these statements in light of new information or future events, except to the extent required by applicable law.

Important Information for Investors and Stockholders

In connection with the proposed acquisition, QXO has filed a registration statement on Form S-4 (File No. 333-295973) with the SEC containing a prospectus of QXO that also constitutes a joint proxy statement of each of QXO and TopBuild. The registration statement, as amended, was declared effective by the SEC on May 29, 2026. Each of QXO and TopBuild commenced mailing copies of the definitive joint proxy statement/prospectus to stockholders of QXO and TopBuild, respectively, on or about May 29, 2026. QXO and TopBuild may also file other documents with the SEC regarding the proposed acquisition. This communication is not a substitute for the joint proxy statement/prospectus or registration statement or for any other document that QXO or TopBuild has filed or may file with the SEC in connection with the proposed acquisition. INVESTORS AND SECURITY HOLDERS OF QXO AND TOPBUILD ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders are able to obtain free copies of the joint proxy statement/prospectus and other documents filed with the SEC by QXO or TopBuild through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by QXO are available free of charge on QXO’s website at https://investors.qxo.com and copies of the documents filed with the SEC by TopBuild are available free of charge on TopBuild’s website at https://www.topbuild.com/investors. Additionally, copies may be obtained by contacting the investor relations departments of QXO or TopBuild.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

TopBuild and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from TopBuild’s stockholders in connection with the proposed acquisition. Information regarding TopBuild’s directors and its executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, can be found under the captions “Common Stock Ownership of Officers, Directors and Significant Shareholders,” “Compensation Committee Report,” and “Director Compensation” contained in TopBuild’s definitive proxy statement on Schedule 14A for TopBuild’s 2026 annual meeting of stockholders, which was filed with the SEC on March 17, 2026. To the extent holdings of TopBuild’s securities by its directors or executive officers have changed since the applicable “as of” date described in its 2026 proxy statement, such changes will be reflected on Statements of Beneficial Ownership on Form 4 filed with the SEC.

QXO and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from QXO’s stockholders in connection with the proposed acquisition. Information regarding QXO’s directors and its executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, can be found under the captions “Security Ownership of Certain Beneficial Owners and Management,” “Executive Compensation,” and “Director Compensation” contained in QXO’s definitive proxy statement on Schedule 14A for QXO’s 2026 annual meeting of stockholders, which was filed with the SEC on March 24, 2026. To the extent holdings of QXO’s securities by its directors or executive officers have changed since the applicable “as of” date described in its 2026 proxy statement, such changes will be reflected on Statements of Beneficial Ownership on Form 4 filed with the SEC.

The information regarding the interests of such participants in the solicitation of proxies in respect of the proposed acquisition is included in the registration statement and joint proxy statement/prospectus and may also be included in other relevant materials filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2026

TOPBUILD CORP.

	By:	/s/ Luis F. Machado
		Name:	Luis F. Machado
		Title:	Vice President, General Counsel and Corporate Secretary